UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                       FORM 8 - K

                      CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report May 31, 1998


                           COMMISSION FILE NO. 0-24812


         DIVOT GOLF CORPORATION  F/K/A BRASSIE GOLF CORPORATION
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  (Exact name of registrant as specified in its charter)


               DELAWARE                       56-1781650
--------------------------------   -----------------------------

  (State or other jurisdiction (I.R.S. Employer Identification No.) incorporation or organization)

        One Tampa City Center, Suite 200, Tampa, FL 33602
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             (Address of principal executive offices)


                          (813) 222-0611
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       (Registrant's telephone number, including area code)


Check whether the registrant:  (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|


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                   DIVOT GOLF CORPORATION

                         FORM 8 - K

                       TABLE OF CONTENTS




Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets - None

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events.....................................................Page 3

Item 6.  Resignations of Registrant's Directors - None

Item 7.  Financial Statements and Exhibits - None


Signatures................................................................Page 3




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ITEM 5.  Other Events

Convertible Secured Notes

On May 31, 1998 and June 9, 1998, certain holders of $3.0 million of convertible secured notes issued on April 3, 1998 in connection with the purchase of Miller Golf, Inc., exchanged such convertible secured notes for 200 units of the of the Company's private placement dated December 3, 1997. Each unit consists of (i) 15 shares of the Company's 1997 Convertible Preferred Stock and (ii) warrants to purchase 10,000 shares of the Company's common stock at $1.00. The terms of the 1997 Convertible Preferred Stock are described in the Company's most recent Annual Report, filed on March 31, 1998.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                                   DIVOT GOLF CORPORATION


                                By: /s/ Clifford F. Bagnall
                                -------------------------
                                   Clifford F. Bagnall
                                   Chief Financial Officer

Date: June 12, 1998



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